Exhibit 10.1

Execution Version

INCREMENTAL AMENDMENT NO. 3
TO AMENDED AND RESTATED CREDIT AGREEMENT

INCREMENTAL AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT,  dated as of February 26, 2018 (this “Amendment”), is entered into by and among Zayo Group, LLC, a Delaware limited liability company (“Zayo Group”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with Zayo Group, the “Borrowers”), Morgan Stanley Senior Funding, Inc. (“MSSF”), as term facility administrative agent (the “Term Facility Administrative Agent”), SunTrust Bank, as revolving facility administrative agent (the “Revolving Facility Administrative Agent” and, together with the Term Facility Administrative Agent, the “Administrative Agents”) and the 2018 Incremental Term Facility Lenders (as hereinafter defined) party hereto.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, the guarantors from time to time party thereto, the lenders from time to time party thereto and the Administrative Agents entered into that certain Amended and Restated Credit Agreement, originally dated as of July 2, 2012, and amended and restated as of May 6, 2015 (and as further amended by that certain Incremental Amendment to Amended and Restated Credit Agreement, dated as of January 15, 2016, that certain Repricing Amendment to Amended and Restated Credit Agreement, dated as of July 22, 2016, that certain Incremental Amendment No. 2 to Amended and Restated Credit Agreement, dated as of January 19, 2017, that certain Repricing Amendment No. 2 to Amended and Restated Credit Agreement, dated as of July 20, 2017, and that certain Repricing Amendment No. 3 to Amended and Restated Credit Agreement, dated as of December 22, 2017 and as otherwise amended prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that certain financial institutions signatory hereto (in such capacity, the “2018 Incremental Term Facility Lenders”) collectively provide Commitments (the “2018 Incremental Term Loan Commitments”) hereunder, and make Incremental Term Loans pursuant hereto, in an aggregate principal amount equal to $150,000,000 (the “Aggregate Incremental Term Loan Commitment”) on the Effective Date,  the proceeds of which will be used for the general corporate purposes of the Borrowers, including to finance consideration of acquisitions permitted under the Credit Agreement and to pay costs and expenses related to such acquisitions and this Amendment,  and each 2018 Incremental Term Facility Lender is prepared to make a portion of such Aggregate Incremental Term Loan Commitment, and to provide a portion of the 2018 Incremental Term Loans pursuant thereto, in the respective amounts set forth on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein;

WHEREAS, each of JPMorgan Chase Bank, N.A. (“JPMCB”),  Barclays Bank PLC (“Barclays”), Goldman Sachs Lending Partners LLC (“GS”), RBC Capital Markets1 (“RBCCM”) MSSF, SunTrust Robinson Humphrey, Inc. (“STRH”) and Citigroup Global Markets Inc. (“Citi”)

1 RBC Capital Markets is a marketing name for the capital markets activities of Royal Bank of Canada and its affiliates.

and, collectively with JPMCB,  Barclays, GS,  RBCCM, MSSF and STRH, the “Arrangers”), have agreed to act as joint lead arrangers for the 2018 Incremental Term Loans (as defined in the Credit Agreement after giving effect to this Amendment); and

WHEREAS, the Borrowers, the 2018 Incremental Term Facility Lenders and the Administrative Agents are entering into this Amendment in order to evidence such 2018 Incremental Term Loan Commitments and such 2018 Incremental Term Loans, in accordance with Section 2.17 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.

The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

(a) Schedule 1.01(a) of the Credit Agreement is hereby amended by adding Schedule 1 hereto immediately at the end thereof.
(b) Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“2018 Incremental Amendment” means that certain Incremental Amendment No. 3 to Amended and Restated Credit Agreement, dated as of February 26, 2018 among the Borrowers, the Administrative Agents and the 2018 Incremental Term Facility Lenders party thereto.

“2018 Incremental Amendment Effective Date” means the first date on which all of the conditions contained in Section 4 of the 2018 Incremental Amendment have been satisfied (or waived) and the funding of the 2018 Incremental Term Loans occurs.

“2018 Incremental Term Facility Lenders” shall mean each Lender with a 2018 Term Loan Commitment or that holds 2018 Incremental Term Loans.

“2018 Incremental Term Loan Commitment” shall mean the several obligations of the 2018 Incremental Term Facility Lenders to advance the aggregate amount of up to $150,000,000 to the Borrowers, pursuant to the terms of this Agreement and the 2018 Incremental Amendment.

“2018 Incremental Term Facility” shall mean the 2018 Incremental Term Loan Commitments and the provisions relating to the 2018 Incremental Term Loans herein.

“2018 Incremental Term Loans”  shall mean, collectively, the term loans in an aggregate principal amount of up to $150,000,000 advanced by the 2018 Incremental Term Facility Lenders to the Borrowers under the 2018 Incremental

Term Loan Commitment on the 2018 Incremental Amendment Effective Date.

(c) Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (e) of the definition of “Applicable Margin”, as follows:

(e) in respect of the 2017 Incremental Refinancing B-2 Term Facility, the 2017 Incremental Acquisition Term Facility and the 2018 Incremental Term Facility (i) 1.25% per annum for Base Rate Loans and (ii) 2.25% per annum for Eurodollar Loans.”

(d) Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (iv)(x) of the definition of “Base Rate” in its entirety as follows:

“(iv) (x) solely in the case of any 2017 Incremental Refinancing B-2 Term Loan, 2017 Incremental Acquisition Term Loan or 2018 Incremental Term Loan, 2.00%, or”

(e) Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (a)(x) of the definition of “Eurodollar Rate” in its entirety as follows:

“(a) (x) solely in the case of any 2017 Incremental Refinancing B-2 Term Loan,  2017 Incremental Acquisition Term Loan or 2018 Incremental Term Loan, 1.00%, or”

(f) Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (c) of the definition of “Maturity Date” in its entirety as follows:

“  (c) in the case of the 2017 Incremental Refinancing B-2 Term Facility, the 2017 Incremental Acquisition Term Facility and the 2018 Incremental Term Facility, the date that is seven (7) years after the 2017 Incremental Amendment Effective Date”

(g) Section 2.1(a) of the Credit Agreement is hereby amended by adding the following two new paragraphs immediately at the end thereof:

“Subject to the terms and conditions of, and in reliance upon the representations and warranties made in the 2018 Incremental Amendment and this Agreement, each 2018 Incremental Term Facility Lender severally (and not jointly) agrees to make a single 2018 Incremental Term Loan in a principal amount equal to such 2018 Incremental Term Facility Lender’s 2018 Incremental Term Loan Commitment on the 2018 Incremental Amendment Effective Date.  Amounts borrowed under this paragraph and repaid or prepaid may not be reborrowed.

On and after the 2018 Incremental Amendment Effective Date, the 2017 Incremental Refinancing B-2 Term Loans, the 2017 Incremental Acquisition Term Loans and the 2018 Incremental Term Loans shall be one class of Term Loans for all purposes under the Credit Agreement and the other Loan Documents.”

(h) Section 2.12 of the Credit Agreement is hereby amended by adding the following at the immediate end thereof:

“On and after the 2018 Incremental Amendment Effective Date, the proceeds of the 2018 Incremental Term Loans shall be used by the Borrowers (i) to fund future acquisition permitted hereunder, (ii) for the Borrowers’ and their Subsidiaries’ general corporate purposes and (iii) to pay the fees and expenses incurred in connection with such future acquisitions and the 2018 Incremental Amendment.”

(i) Section 2.17(b)(i) of the Credit Agreement is hereby amended by deleting the parenthetical immediately at the end of the first sentence thereof and replacing it with the following:

“(it being understood and agreed that the 2017 Incremental Term Loans and the 2018 Incremental Term Loans were made pursuant to clause (B))”

(j) Section 2.17(b)(i) of the Credit Agreement is hereby amended by amending and restating the fourth sentence thereof in its entirety as follows:

“Incremental Loans (w) shall rank pari passu in right of payment and of security with the 2017 Incremental Term Loans, the 2018 Incremental Term Loans and the existing Revolving Loan Commitments (though such Incremental Loans may be secured by less than all of the Collateral), (x) shall not mature earlier than the Maturity Date with respect to the 2017 Incremental Refinancing B-2 Term Loans, the 2017 Incremental Acquisition Term Loans or the 2018 Incremental Term Loans or, solely in the case of any Incremental Loans the proceeds of which will be applied to refinance any 2017 Incremental Refinancing B-1 Term Loans, the Maturity Date with respect to the 2017 Incremental Refinancing B-1 Term Loans, (y) shall be treated substantially the same as the 2017 Incremental Term Loans, the 2018 Incremental Term Loans and the existing Revolving Loan Commitments, as applicable, (including, without limitation, with respect to mandatory and voluntary prepayments) and (z) shall have interest rates and amortization schedules as determined by the Borrowers and the lenders thereof; provided further that, (1) as of the date of the incurrence of any Incremental Term Loan, the Weighted Average Life to Maturity of such Incremental Term Loan shall not be shorter than that of the 2017 Incremental Refinancing B-2 Term Loans, the 2018 Incremental Term Loans or the 2017 Incremental Acquisition Term Loans; (2) until the date that is 18 months after the 2017 Incremental Amendment Effective Date, in the event that the All-In Yield applicable to such Incremental Term Loans exceeds the All-In Yield of the 2017 Incremental Refinancing B-1 Term Loans by more than 100 basis points, the interest rate margins for the 2017 Incremental Refinancing B-1 Term Loans shall be increased to the extent necessary so that the All-In Yield of the 2017 Incremental Refinancing B-1 Term Loans is equal to the All-In Yield of the applicable Incremental Term Loans minus 100 basis points; and (3) in the event that the All-In Yield applicable to such Incremental Term Loans exceeds the All-In Yield of the 2017 Incremental Refinancing B-2 Term Loans, the

2017 Incremental Acquisition Term Loans or the 2018 Incremental Term Loans by more than 50 basis points, the interest rate margins for the 2017 Incremental Refinancing B-2 Term Loans, the 2017 Incremental Acquisition Term Loans or the 2018 Incremental Term Loans, as applicable, shall be increased to the extent necessary so that the All-In Yield of the 2017 Incremental Refinancing B-2 Term Loans, the 2017 Incremental Acquisition Term Loans or the 2018 Incremental Term Loans, as applicable, is equal to the All-In Yield of the applicable Incremental Term Loans minus 50 basis points.”

SECTION 2. The 2018 Incremental Term Loans.  Pursuant to Section 2.17 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Effective Date:

(a)Each 2018 Incremental Term Facility Lender party hereto hereby agrees that upon, and subject to, the occurrence of the Effective Date, (i) such 2018 Incremental Term Facility Lender shall have, as contemplated by Section 2.17 of the Credit Agreement, a 2018 Incremental Term Loan Commitment in an amount equal to the amount set forth opposite such 2018 Incremental Term Facility Lender’s name under the heading “2018 Incremental Term Loan Commitment” on Schedule 1 to this Amendment and (ii) such 2018 Incremental Term Facility Lender shall be deemed to be, and shall become an “Additional Lender” and a “Lender” for all purposes of, and subject to all the obligations of an “Additional Lender” and a “Lender” under the Credit Agreement and the other Loan Documents.  Each Borrower and each Administrative Agent hereby agrees that from and after the Effective Date, each 2018 Incremental Term Facility Lender shall be deemed to be, and shall become, an “Additional Lender” and a “Lender” for all purposes of, and with all the rights and remedies of an “Additional Lender” and a “Lender” under, the Credit Agreement and the other Loan Documents.  From and after the Effective Date, each reference in the Credit Agreement to any 2018 Incremental Term Facility Lender’s 2018 Incremental Term Loan Commitment shall mean its 2018 Incremental Term Loan Commitment as acquired pursuant to this Amendment, and as set forth opposite its name on Schedule 1 to this Amendment under the heading “2018 Incremental Term Loan Commitment”.

(b)Each 2018 Incremental Term Facility Lender hereby agrees to make Incremental Term Loans to the applicable Borrower on the Effective Date in a principal amount not to exceed its respective Term Loan Commitment (as determined after giving effect to this Amendment).

SECTION 3. Reference to and Effect on the Loan Documents.

(a)  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agents under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

(d) Each Borrower, for itself and on behalf of each of the Borrower Parties, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Borrower Party pursuant to the Collateral Agreement) and confirms that such liens and security interests continue to secure the Secured Obligations, including under the Loan Documents, including, without limitation, all Secured Obligations resulting from or incurred pursuant to the 2017 Incremental Term Loan Commitments made pursuant hereto, in each case subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to its respective Guaranty.

(e) This Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement.

SECTION 4. Conditions of Effectiveness and Funding of 2018 Incremental Term Loans.  This Amendment shall become effective and the 2018 Incremental Term Facility Lenders shall be obligated to make the 2018 Incremental Term Loans on the date (such date, the “Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a) The Administrative Agents shall have received counterparts of this Amendment executed by the Borrowers and the 2018 Incremental Term Facility Lenders.
(b) The Term Facility Administrative Agent shall have received a duly completed and executed Request for Loan in respect of the 2018 Incremental Term Loans.

(c) After giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects (unless any such representations or warranties are qualified as to materiality, in which case such representations or warranties are true and correct in all respects) as of the Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (unless any such representations or warranties are qualified as to materiality, in which case such representations or warranties are true and correct in all respects) as of such earlier date) and immediately prior to and after giving effect to the Effective Date, no Default or Event of Default shall have occurred and be continuing;

(d) The Administrative Agents shall have received, with respect to each Borrower, a loan certificate signed by the secretary or assistant secretary of such Borrower, certifying a true, complete and correct copy of the resolutions of such Borrower (or its general partner, members or manager, as applicable) authorizing the execution, delivery and performance by such Borrower of this Amendment.

(e) The Administrative Agents shall have received a certificate of the secretary or an assistant secretary of the Administrative Borrower confirming compliance with the conditions precedent set forth in clause (c) of this Section 4.

(f) The Borrowers shall have paid all reasonable and documented costs and expenses of the Administrative Agents in connection with this Amendment (including the reasonable and documented fees, disbursements and other charges of Shearman & Sterling LLP as counsel to the Administrative Agents).

(g) The conditions set forth in Section 2.17(b) of the Credit Agreement shall have been satisfied or waived with respect to the 2018 Incremental Term Loans.

(h) The Borrowers and each of the Guarantors shall have provided, at least three Business Days prior to the Effective Date, the documentation and other information to the 2018 Incremental Term Facility Lenders that are required by regulatory authorities under applicable “know-your-customer” rules and regulations, including the Patriot Act, in each case requested at least five Business Days prior to the Effective Date.

(i) The Administrative Agents shall have received a legal opinion, dated as of the Effective Date, of Gibson, Dunn & Crutcher LLP, counsel to the Loan Parties, addressed to the Administrative Agents and the 2018 Incremental Term Facility Lenders and reasonably satisfactory to the Administrative Agents.

SECTION 5. Representations and Warranties

.  Each of the Borrowers hereby represents and warrants to the Administrative Agents that:

(a)on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b)this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.

SECTION 6. Costs and Expenses.  The Borrowers agree that all reasonable out-of-pocket expenses incurred by the Administrative Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agents), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 11.2 of the Credit Agreement.

SECTION 7. Execution in Counterparts.  This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. WAIVER OF RIGHT OF TRIAL BY JURY

.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER this amendment, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO the credit agreement as amended hereby, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties have caused this Incremental Amendment No. 3 to Amended and Restated Credit Agreement to be executed by their respective authorized officers as of the date first above written.

ZAYOGROUP, LLC,

as a Borrower

By:_/s/ Wendy Cassity _________________
Name:  Wendy Cassity
Title:    Secretary

ZAYO CAPITAL, INC.,

as a Borrower

By:_/s/ Wendy Cassity _________________
Name:  Wendy Cassity
Title:    Secretary

Signature Page to

Incremental Amendment No. 3 to Amended and Restated Credit Agreement

Morgan Stanley Senior Funding, Inc.,
as Term Facility Administrative Agent

By:_/s/ Reagan Philipp_________________
Name:  Reagan Philipp
Title:    Authorized Signatory

Signature Page to

Incremental Amendment No. 3 to Amended and Restated Credit Agreement

SUNTRUST BANK,

as Revolving Facility Administrative Agent

By:_/s/ Samantha Sanford____________
Name: Samantha Sanford
Title:   Vice President

Signature Page to

Incremental Amendment No. 3 to Amended and Restated Credit Agreement

JPMorgan Chase Bank, N.A.,
as a 2018 Incremental Term Facility Lender

By:_/s/ Nicolas Gitron-Beer_______
Name:  Nicolas Gitron-Beer
Title:    Executive Director

Signature Page to

Incremental Amendment No. 3 to Amended and Restated Credit Agreement

Schedule 1
2018 Incremental Term Commitments and 2018 Incremental Term Facility Lenders

2018 Incremental Term Facility Lender	2018 Incremental Term Loan Commitment	Commitment Percentage
JPMorgan Chase Bank, N.A.	$150,000,000	100%
Total:	$150,000,000	100%